Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options

Supplement Dated September 21, 2021, to the Contract Prospectus and
Contract Prospectus Summary, each Dated May 1, 2021

This supplement updates and amends certain information contained in your variable annuity contract prospectus and contract prospectus summary. Please read it carefully and keep it with your contract prospectus and contract prospectus summary for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus and contract prospectus summary, as applicable.

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NOTICE OF AND IMPORTANT INFORMATION ABOUT THE

WELLS FARGO SMALL COMPANY GROWTH FUND

Effective on or about October 11, 2021, all references in your contract prospectus and contract prospectus summary, as applicable, to “Wells Fargo Funds Management, LLC” as investment adviser to the Wells Fargo Small Company Growth Fund are to be deleted and replaced with Allspring Funds Management, LLC.

Additionally, effective on or about October 11, 2021, the Wells Fargo Small Company Growth Fund will change its name to Allspring Small Company Growth Fund. Accordingly, all references to “Wells Fargo Small Company Growth Fund” appearing in the contract prospectus and contract prospectus summary, as applicable, are to be deleted and replaced with “Allspring Small Company Growth Fund.”

NOTICE OF AND IMPORTANT INFORMATION ABOUT THE

WELLS FARGO SPECIAL SMALL CAP VALUE FUND

Effective on or about October 11, 2021, all references in your contract prospectus and contract prospectus summary, as applicable, to “Wells Fargo Funds Management, LLC,” as investment adviser, and to “Wells Capital Management Incorporated,” as subadviser, to the Wells Fargo Special Small Cap Value Fund are to be deleted and replaced as follows:

CURRENT NAME	NEW NAME
Wells Fargo Funds Management, LLC	Allspring Funds Management, LLC
Wells Capital Management Incorporated	Allspring Capital Management Incorporated

Additionally, effective on or about October 11, 2021, the Wells Fargo Special Small Cap Value Fund will change its name to Allspring Special Small Cap Value Fund. Accordingly, all references to “Wells Fargo Special Small Cap Value Fund” appearing in the contract prospectus and contract prospectus summary, as applicable, are to be deleted and replaced with “Allspring Special Small Cap Value Fund.”

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

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If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

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